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                                                                  EXHIBIT 10.9.5

                        Amendment No. 4 to the Agreement
                                    between
                           Philip Morris Incorporated
                                      and
                     Schweitzer-Mauduit International, Inc.
                                      for
                               Fine Papers Supply


     This Amendment No. 4, effective December 31, 1997, is by and between Philip Morris Incorporated, a Virginia Corporation doing business as Philip Morris U.S.A. ("Philip Morris"), and Schweitzer-Mauduit International, Inc., a Delaware corporation ("SWM").

                                    RECITALS

     WHEREAS, Kimberly-Clark Corporation ("Kimberly-Clark") and Philip Morris entered into a certain agreement, effective January 1, 1993, for the manufacture and sale by Kimberly-Clark and the purchase by Philip Morris of Fine Papers and entered into Amendment No. 1 to such agreement, effective September 12, 1995 (such agreement, as amended, is hereinafter referred to as the "Supply Agreement");

     WHEREAS, Kimberly-Clark assigned its rights and obligations under the Supply Agreement to SWM, effective as of the close of business on November 30, 1995;

     WHEREAS, Philip Morris and SWM entered into Amendment No. 2 to the Supply Agreement, effective December 20, 1996;

     WHEREAS, Philip Morris and SWM entered into Amendment No. 3 to the Supply Agreement, effective June 26, 1997; and

     WHEREAS, Philip Morris and SWM now desire to amend the Supply Agreement as set forth hereinbelow.

     NOW THEREFORE, in consideration of the foregoing and other good and valuable consideration, the exchange and sufficiency of which are hereby acknowledged, Philip Morris and SWM agree as follows:

     1. Capitalized terms herein shall have the same meaning as in the Supply Agreement.

     2. The first sentence of Article II.A of the Supply Agreement shall be amended by replacing December 31, 1999 with March 31, 2000. The purpose of this change is to allow the parties up to three additional months (until March 31, 1998) to reach agreement on changes to the Supply Agreement that will make it acceptable to both for the Supply Agreement to extend beyond the initial term for at least one renewal.
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     3.   Notwithstanding Article VII.C.2 of the Supply Agreement, for the
period January 1, 1998 through March 31, 1998, the Invoice Price for each Grade shall be determined in accordance with Article VII.C.1 using the GSPs established by Amendment No. 2 to the Supply Agreement.

     4. All other terms and conditions of the Supply Agreement shall remain unchanged.

     5. This Amendment No. 4 may be executed in one or more counterparts, and the different counterparts signed by each of the parties, taken together, shall evidence the agreement of the parties.

     6. The Supply Agreement, Amendment No. 2, Amendment No. 3 and this Amendment No. 4 constitute the parties' entire agreement with respect to their subject matter and supersede any prior or contemporaneous agreements or understandings between Philip Morris and SWM regarding their subject matter.

     IN WITNESS WHEREOF, the parties have caused this Amendment No. 4 to be executed by their duly authorized representatives effective as of the date first set forth above.

                              PHILIP MORRIS INCORPORATED


                              BY      /s/ R.D. LATSHAW
                                ---------------------------------------
                                      R.D. LATSHAW

                              TITLE   DIRECTOR, PURCHASING
                                   ------------------------------------





                              SCHWEITZER-MAUDUIT INTERNATIONAL, INC.


                              BY       /S/ N. Daniel Whitfield
                                ---------------------------------------
                                       N. Daniel Whitfield

                              TITLE    PRESIDENT - U.S. OPERATIONS
                                   ------------------------------------



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